Intangible Assets	12 Months Ended
Jun. 30, 2013
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets Disclosure [Text Block]
Note 6.  Intangible Assets

Intangible assets consist of customer lists which are amortized over an estimated useful life of 2 years, and intellectual property licenses, which are amortized over an estimated useful life of 7 years.

As of June 30, 2013, the Company determined that there were no indicators of impairment of its recorded intangible assets.

During the year ended June 30, 2012, the Company determined that the value of intangible assets related to intellectual property licenses and intangible assets related to the acquisition of TAAG were impaired.  Accordingly, the Company recorded an impairment loss of $688,138 that represents the unamortized value of intangible assets related to intellectual property licenses as of March 31, 2012.  In addition, the Company recorded an impairment loss of $1,602,638 that represents goodwill and the unamortized value of intangible assets related to the acquisition of TAAG (Note 3).

On November 1, 2012, the Company purchased a customer list for 182,244 shares of common stock valued at approximately $200,000, and an earnout of up to 6.5% of revenue derived from the customer list over a two year period. The customer list is being amortized using an accelerated method that management presently estimates matches the utilization of the list over an estimated useful life of 2 years.

Intangible assets consist of the following as of June 30, 2013 and 2012:

	June 30, 2013	June 30, 2012
Customer lists	$415,302	$238,868
Intellectual property licenses	16,425	16,425
Total	431,727	255,293
Less accumulated amortization	(308,245)	(189,783)
Net, Intangible assets	$123,482	$65,510